Exhibit 10.13

TWELFTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF OCTOBER 29, 2015

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J. P. MORGAN SECURITIES LLC,

AS SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC,

AS JOINT BOOKRUNNERS

TWELFTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of October 29, 2015 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.                                    Reference is made to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended, restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, and as may be further amended, restated, modified or supplemented the “Amended Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.                                    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement.

C.                                    NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.  Unless otherwise indicated, all section references in this Amendment refer to sections of the Amended Credit Agreement.

Section 2.                                                                   Amendments to Credit Agreement.

2.1                               Amendment to Section 7.21.  Section 7.21 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 7.21                       Use of Loans and Letters of Credit.  The proceeds of the Loans and the Letters of Credit shall be used for (a) general corporate purposes, including use for working capital for exploration and production operations, (b) the issuance of letters of credit, (c) acquisitions permitted by the terms hereof and (d) the redemption of Senior Notes permitted by Section 9.04(c)(i)(C)(I).  The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board).  No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

2.2                               Amendment to Section 9.04(c).  Section 9.04(c) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(c)                            Redemption of Senior Notes; Amendment of Senior Indentures.  The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date:

(i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes; provided that the Borrower may Redeem any Senior Notes in a principal amount (or discounted principal amount if applicable)

(A) not exceeding the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower,

(B) in exchange for the Third Lien Notes,

(C) at a reasonable discount from par in light of the market for such Senior Notes on the date of redemption; with either or both of:

(I) up to $150,000,000 of cash or

(II) in exchange for, or with the proceeds from the issuance of, Second Lien Notes permitted by Section 9.02(k) or,

(D) with the aggregate principal amount of Permitted Refinancing Debt;

provided, that in each instance of (A) through (D) above no Default or Event of Default exist or would result therefrom and in each instance of (B) and (C) above after giving effect to such redemption the Borrower has availability equal to or greater than the greater of (I) 50% of the then effective Borrowing Base or (II) $300,000,000, or

(ii) amend, modify, waive or otherwise change, consent or agree to any amendment, supplement, modification, waiver or other change to, any of the terms of the Senior Notes or any Senior Indenture if the effect thereof would be to

(A) (I) shorten its maturity or average life if the existing maturity is prior to the Maturity Date or (II) shorten its maturity to a date earlier than the date that is ninety-one (91) days after the Maturity Date if its existing maturity is after the Maturity Date,

(B) increase the amount of any payment of principal thereof or

(C) increase the rate or shorten any period for payment of interest thereon,

provided that the foregoing shall not prohibit the execution of supplemental indentures to add guarantors if required by the terms of any Senior Indenture provided such Person complies with Section 8.14(b).”

Section 3.                                                                   Borrowing Base.

3.1                               As of the Amendment Effective Date (as defined below), Lenders constituting the Super Majority Lenders and the Borrower agree that the amount of the Borrowing Base shall be $850,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement.  This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.13.  This Section 3 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d).

3.2                               The Borrower and Lenders constituting the Super Majority Lenders agree that an Interim Redetermination of the Borrowing Base will occur on March 1, 2016 based upon the Reserve Report dated December 31, 2015 which the Borrower agrees to deliver to the Administrative Agent no later than February 1, 2016.

Section 4.                                                                   Conditions Precedent.  This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Amendment Effective Date”):

4.1                               Amendment.  The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower, the Guarantors, and Lenders constituting the Super Majority Lenders.

4.2                               Fees.  The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

4.3                               No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                                           Miscellaneous.

5.1                               Confirmation.  The provisions of the Amended Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.

5.2                               Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3                               Loan Document.  This Amendment is a Loan Document.

5.4                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.5                               NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.7                               Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8                               Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9                               Release.  The Borrower and each Guarantor, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, each Guarantor or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents in each case on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Amendment Effective Date relating to the Loan Documents, this Amendment and/or the transactions contemplated thereby or hereby.  The foregoing release shall survive the termination of the Loan Documents and this Amendment.

[This page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
HK ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC
HK RESOURCES, LLC THE 7711 CORPORATION

	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

	By:	/s/ Darren Vanek
		Name:	Darren Vanek
		Title:	Authorized Signatory

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	WELLS FARGO BANK, N.A.,
as Lender

	By:	/s/ Todd C. Fogle
		Name:	Todd Fogle
		Title:	Director

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BMO HARRIS FINANCING, INC.,
as Lender

	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Managing Director

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BARCLAYS BANK PLC,
as Lender

	By:	/s/ Luke Syme
		Name:	Luke Syme
		Title:	Assistant Vice President

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUNTRUST BANK,
as Lender

	By:	/s/ Shannon Juhan
		Name:	Shannon Juhan
		Title:	Director

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

	By:	/s/ Victor Ponce de León
		Name:	Victor Ponce de León
		Title:	Senior Vice President

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	GOLDMAN SACHS BANK USA,
as Lender

	By:	/s/ Jerry Li
		Name:	Jerry Li
		Title:	Authorized Signatory

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ROYAL BANK OF CANADA,
as Lender

	By:	/s/ Jay Sartain
		Name:	Jay Sartain
		Title:	Authorized Signatory

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BANK OF AMERICA, N.A.,
as Lender

	By:	/s/ Jordan Forester
		Name:	Jordan Forester
		Title:	Assistant Vice President

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	NATIXIS,
as Lender

	By:	/s/ Stuart Murray
		Name:	Stuart Murray
		Title:	Managing Director

	By:	/s/ Vikram Nath
		Name:	Vikram Nath
		Title:	Vice President

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	COMERICA BANK,
as Lender

	By:	/s/ William Robinson
		Name:	William Robinson
		Title:	Senior Vice President

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BNP PARIBAS
as Lender

	By:	/s/ Juan Carlos Sandoval
		Name:	Juan Carlos Sandoval
		Title:	Director

	By:	/s/ Sriram Chandrasekaran
		Name:	Sriram Chandrasekaran
		Title:	Director

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE LOAN FUNDING, LLC,
as Lender

	By:	/s/ Michael Wotanowski
		Name:	Michael Wotanowski
		Title:	Authorized Signatory

SIGNATURE PAGE — TWELFTH AMENDMENT

HALCÓN RESOURCES CORPORATION